                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 15, 2003
                                                         -----------------


                             R. G. BARRY CORPORATION
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


       Ohio                                 1-8769                          31-4362899
------------------                 -----------------------               -------------------
(State or other                       (Commission File                     (IRS Employer
jurisdiction of                            Number)                       Identification No.)
 incorporation)

               13405 Yarmouth Road N.W., Pickerington, Ohio 43147
            --------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (614) 864-6400
            --------------------------------------------------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
            --------------------------------------------------------
                         (Former name or former address,
                          if changed since last report)



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ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

         (a) and (b).      Not applicable.

         (c).     Exhibits.

                  Exhibit No.          Description
                  -----------          -----------

                      99               News Release issued by R. G. Barry Corporation
                                       on December 15, 2003



ITEM 9.           REGULATION FD DISCLOSURE.

         On December 15, 2003, R. G. Barry Corporation issued a news release reporting that its results for the fourth quarter of 2003 may be lower than anticipated. A copy of the news release is attached as Exhibit 99 hereto.



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


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                R. G. BARRY CORPORATION



Dated: December 15, 2003        By:  /s/ Daniel D. Viren
                                     ------------------------------------------
                                     Daniel D. Viren
                                     Senior Vice President - Finance, Chief
                                     Financial Officer, Secretary and Treasurer

                                INDEX TO EXHIBITS

                           Current Report on Form 8-K
                             Dated December 15, 2003

                             R. G. Barry Corporation

Exhibit No.                 Description
-----------                 -----------

    99                      News Release issued by R. G. Barry Corporation on December 15, 2003


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